Exhibit (m)(2) Calculations of Illustrations for VUL IV/VUL IV — ES NY 2005 Revisions
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$400,000 or 222% x $16,399.10
	=	$400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,312.89
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$904.43
- Mortality & Expense Charge****	$154.48
+ Hypothetical Rate of Return*****	$(197.39)

=	$16,399	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$75.26
2	$75.28
3	$75.30
4	$75.32
5	$75.34
6	$75.36
7	$75.38
8	$75.40
9	$75.42
10	$75.44
11	$75.46
12	$75.48
Total	$904.43

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(17.01)
2	$(16.91)
3	$(16.80)
4	$(16.70)
5	$(16.60)
6	$(16.50)
7	$(16.40)
8	$(16.30)
9	$(16.20)
10	$(16.09)
11	$(15.99)
12	$(15.89)
Total	$(197.39)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,399.10
- Year 5 Surrender Charge	$4,168.00

=	$12,231	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$400,000 or 222% x $19,783.95
	=	$400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$15,571.79
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$897.85
- Mortality & Expense Charge****	$174.88
+ Hypothetical Rate of Return*****	$942.40

=	$19,784	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$74.81
2	$74.81
3	$74.81
4	$74.82
5	$74.82
6	$74.82
7	$74.82
8	$74.82
9	$74.83
10	$74.83
11	$74.83
12	$74.83
Total	$897.85

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$78.77
2	$78.73
3	$78.68
4	$78.64
5	$78.60
6	$78.56
7	$78.51
8	$78.47
9	$78.43
10	$78.38
11	$78.34
12	$78.29
Total	$942.40
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$19,783.95
- Year 5 Surrender Charge	$4,168.00

=	$15,616	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$400,000 or 222% x $23,762.20
	=	$400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$18,122.07
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$890.28
- Mortality & Expense Charge****	$197.90
+ Hypothetical Rate of Return*****	$2,385.81

=	$23,762	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$74.31
2	$74.29
3	$74.26
4	$74.24
5	$74.22
6	$74.20
7	$74.18
8	$74.16
9	$74.14
10	$74.12
11	$74.09
12	$74.07
Total	$890.28

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$193.76
2	$194.66
3	$195.56
4	$196.47
5	$197.38
6	$198.31
7	$199.24
8	$200.18
9	$201.13
10	$202.08
11	$203.04
12	$204.01
Total	$2,385.81

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$23,762.20
- Year 5 Surrender Charge	$4,168.00

=	$19,594	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $120,907.83
	=	$2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$97,941.91
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$3,420.88
- Mortality & Expense Charge****	$1,125.31
+ Hypothetical Rate of Return*****	$(1,437.89)

=	$120,908	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$284.65
2	$284.73
3	$284.81
4	$284.88
5	$284.96
6	$285.04
7	$285.11
8	$285.19
9	$285.26
10	$285.34
11	$285.42
12	$285.49
Total	$3,420.88

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(122.49)
2	$(122.00)
3	$(121.51)
4	$(121.03)
5	$(120.54)
6	$(120.06)
7	$(119.58)
8	$(119.10)
9	$(118.61)
10	$(118.13)
11	$(117.65)
12	$(117.18)
Total	$(1,437.89)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$120,907.83
- Year 5 Surrender Charge	$20,840.00

=	$100,068	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $145,314.66
	=	$2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$114,167.82
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$3,384.32
- Mortality & Expense Charge****	$1,271.66
+ Hypothetical Rate of Return*****	$6,852.82

=	$145,315	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$282.18
2	$282.15
3	$282.12
4	$282.10
5	$282.07
6	$282.04
7	$282.01
8	$281.99
9	$281.96
10	$281.93
11	$281.90
12	$281.87
Total	$3,384.32

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$567.10
2	$567.81
3	$568.53
4	$569.25
5	$569.97
6	$570.69
7	$571.42
8	$572.14
9	$572.88
10	$573.61
11	$574.34
12	$575.08
Total	$6,852.82
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$145,314.66
- Year 5 Surrender Charge	$20,840.00

=	$124,475	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $173,946.34
	=	$2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$132,456.46
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$3,342.35
- Mortality & Expense Charge****	$1,436.58
+ Hypothetical Rate of Return*****	$17,318.81

=	$173,946	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$279.39
2	$279.24
3	$279.08
4	$278.93
5	$278.77
6	$278.62
7	$278.46
8	$278.30
9	$278.14
10	$277.97
11	$277.81
12	$277.64
Total	$3,342.35

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,394.36
2	$1,403.01
3	$1,411.73
4	$1,420.52
5	$1,429.38
6	$1,438.31
7	$1,447.31
8	$1,456.39
9	$1,465.54
10	$1,474.77
11	$1,484.07
12	$1,493.44
Total	$17,318.81
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$173,946.34
- Year 5 Surrender Charge	$20,840.00

=	$153,106	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$400,000 or 222% x $14,896.90
	=	$400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,186.38
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$1,307.70
- Mortality & Expense Charge****	$142.37
+ Hypothetical Rate of Return*****	$(181.92)

=	$14,897	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$101.28
2	$101.31
3	$101.35
4	$101.38
5	$101.42
6	$101.46
7	$101.49
8	$101.53
9	$101.57
10	$101.60
11	$101.64
12	$101.67
Total	$1,217.70

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(15.89)
2	$(15.75)
3	$(15.62)
4	$(15.49)
5	$(15.36)
6	$(15.22)
7	$(15.09)
8	$(14.96)
9	$(14.83)
10	$(14.70)
11	$(14.57)
12	$(14.44)
Total	$(181.92)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,896.90
- Year 5 Surrender Charge	$4,168.00

=	$10,729	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$400,000 or 222% x $18,065.88
	=	$400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,313.50
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$1,299.40
- Mortality & Expense Charge****	$161.61
+ Hypothetical Rate of Return*****	$870.89

=	$18,066	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$100.71
2	$100.73
3	$100.74
4	$100.75
5	$100.76
6	$100.78
7	$100.79
8	$100.80
9	$100.82
10	$100.83
11	$100.84
12	$100.86
Total	$1,209.40

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$73.64
2	$73.45
3	$73.26
4	$73.06
5	$72.87
6	$72.68
7	$72.48
8	$72.28
9	$72.09
10	$71.89
11	$71.69
12	$71.50
Total	$870.89
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$18,065.88
- Year 5 Surrender Charge	$4,168.00

=	$13,898	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$400,000 or 222% x $21,779.18
	=	$400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$16,719.39
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$1,289.84
- Mortality & Expense Charge****	$183.36
+ Hypothetical Rate of Return*****	$2,210.49

=	$21,799	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$100.07
2	$100.06
3	$100.04
4	$100.03
5	$100.01
6	$100.00
7	$99.98
8	$99.96
9	$99.95
10	$99.93
11	$99.91
12	$99.90
Total	$1,199.84

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$181.33
2	$181.84
3	$182.35
4	$182.87
5	$183.39
6	$183.92
7	$184.45
8	$184.98
9	$185.52
10	$186.06
11	$186.61
12	$187.16
Total	$2,210.49
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$21,799.18
- Year 5 Surrender Charge	$4,168.00

=	$17,631	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $110,519.80
	=	$2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$90,004.19
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$6,063.33
- Mortality & Expense Charge****	$1,040.96
+ Hypothetical Rate of Return*****	$(1,330.11)

=	$110,520	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$496.75
2	$496.94
3	$497.12
4	$497.31
5	$497.50
6	$497.69
7	$497.87
8	$498.06
9	$498.24
10	$498.43
11	$498.62
12	$498.80
Total	$5,973.33

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(114.60)
2	$(113.91)
3	$(113.22)
4	$(112.54)
5	$(111.86)
6	$(111.18)
7	$(110.50)
8	$(109.82)
9	$(109.14)
10	$(108.46)
11	$(107.78)
12	$(107.11)
Total	$(1,330.11)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$110,519.80
- Year 5 Surrender Charge	$20,840.00

=	$89,680	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $133,405.26
	=	$2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$105,284.29
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$6,003.60
- Mortality & Expense Charge****	$1,179.02
+ Hypothetical Rate of Return*****	$6,353.59

=	$133,405	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$492.70
2	$492.72
3	$492.74
4	$492.75
5	$492.77
6	$492.79
7	$492.81
8	$492.83
9	$492.85
10	$492.86
11	$492.88
12	$492.90
Total	$5,913.60

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$530.96
2	$530.69
3	$530.42
4	$530.15
5	$529.88
6	$529.61
7	$529.33
8	$529.06
9	$528.78
10	$528.51
11	$528.23
12	$527.95
Total	$6,353.59

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$133,405.26
- Year 5 Surrender Charge	$20,840.00

=	$112,565	(rounded to the nearest dollar)
III. The 12% gross guranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $160,307.45
	=	$2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$122,535.07
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$5,934.92
- Mortality & Expense Charge****	$1,334.83
+ Hypothetical Rate of Return*****	$16,092.13

=	$160,307	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$488.13
2	$487.94
3	$487.76
4	$487.57
5	$487.38
6	$487.18
7	$486.99
8	$486.79
9	$486.60
10	$486.40
11	$486.20
12	$485.99
Total	$5,844.92

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,306.63
2	$1,312.71
3	$1,318.84
4	$1,325.02
5	$1,331.26
6	$1,337.54
7	$1,343.88
8	$1,350.26
9	$1,356.70
10	$1,363.20
11	$1,369.74
12	$1,376.34
Total	$16,092.13
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$160,307.45
- Year 5 Surrender Charge	$20,840.00

=	$139,467	(rounded to the nearest dollar)